UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): December 10, 2001



                          NATIONAL WINE & SPIRITS, INC.
             (Exact name of registrant as specified in its charter)


            INDIANA                      333-74589               35-2064429
            -------                      ---------               ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



   700 WEST MORRIS STREET,  P.O. BOX 1602
         INDIANAPOLIS, INDIANA                             46206
   --------------------------------------               ----------
  (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (317) 636-6092

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On December 10, 2001, the Audit Committee of Board of Directors of National Wine & Spirits, Inc. (the "Company") approved the engagement of Arthur Andersen LLP ("Arthur Andersen") as the principal accountant to audit the Company's financial statements. During the two most recent fiscal years and the interim period preceding the engagement of Arthur Andersen, the Company has not consulted with Arthur Andersen regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report or oral advice was provided to the Company by Arthur Andersen that Arthur Andersen concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or "reportable event," as those terms are used in
Item 304(a)(1) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NATIONAL WINE & SPIRITS, INC.
                                        (Registrant)


     Date: December 7, 2001       By: /s/ James E. LaCrosse
                                      ------------------------------------------
                                      James E. LaCrosse
                                      Chairman, President,
                                      Chief Executive Officer and
                                      Chief Financial Officer